UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of shareholders of United States Cellular Corporation (“U.S. Cellular”) held on May 24, 2016 (“Annual Meeting”), based on the voting results under Item 5.07 below, the shareholders of U.S. Cellular approved (i) an amendment (the “Amendment”) to the U.S. Cellular 2013 Long-Term Incentive Plan (the “2013 Incentive Plan”), and (ii) the material terms of the performance goals under such plan.

The Amendment increases the number of Common Shares reserved for issuance under the 2013 Incentive Plan by 6 million Common Shares to 11 million Common Shares.  In addition, the Amendment also makes certain other changes to the 2013 Incentive Plan as described under Proposal 3 of the U.S. Cellular definitive proxy statement dated April 12, 2016, as filed with the SEC on Schedule 14A on April 12, 2016, which description is incorporated by reference herein.

In addition, other terms of the 2013 Incentive Plan, including material terms of performance goals under such plan, are set forth under Proposal 3 of such definitive proxy statement, and are also incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the 2013 Incentive Plan, which is included as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02, and the Amendment to the 2013 Incentive Plan, which is included as Exhibit 10.2 to this Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders on May 24, 2016, the following number of votes were cast for the matters indicated.  The following voting results are final.

  Election of Directors:

The following directors received the following votes and were elected:

  For the election of four Directors of U.S. Cellular by the holders of Common Shares:
Nominee	For	Withhold	Broker Non-vote

J. Samuel Crowley	49,919,704	404,732	635,460

Paul Henri Denuit	49,913,424	411,012	635,460

Harry J. Harczak, Jr.	49,931,332	393,104	635,460

Gregory P. Josefowicz	49,973,531	350,905	635,460

  For the election of ten Directors of U.S. Cellular by the holder of Series A Common Shares:
Nominee	For	Withhold	Broker Non-vote

James Barr III	330,058,770	-	-

Steven T. Campbell	330,058,770	-	-

LeRoy T. Carlson, Jr.	330,058,770	-	-

Walter C.D. Carlson	330,058,770	-	-

Ronald E. Daly	330,058,770	-	-

Kenneth R. Meyers	330,058,770	-	-

Peter L. Sereda	330,058,770	-	-

Douglas D. Shuma	330,058,770	-	-

Cecelia D. Stewart	330,058,770	-	-

Kurt B. Thaus	330,058,770	-	-

  Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2016:

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

380,966,401	48,580	3,685	-

  Proposal to amend U.S. Cellular’s 2013 Long-Term Incentive Plan and re-approve the material terms of the performance goals under such plan:

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

373,764,703	6,614,946	3,557	635,460

  Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in U.S. Cellular’s Proxy Statement dated April 12, 2016 (commonly known as “Say-on-Pay”):

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

380,031,463	341,043	10,700	635,460

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	May 27, 2016

		By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

10.1

U.S. Cellular 2013 Long-Term Incentive Plan, is hereby incorporated by reference from Exhibit B to the U.S. Cellular definitive proxy statement dated April 12, 2016, which was filed with the SEC on Schedule 14A on April 12, 2016

10.2

Amendment No. 1 to U.S. Cellular 2013 Long-Term Incentive Plan, is hereby incorporated by reference from Exhibit A to the U.S. Cellular definitive proxy statement dated April 12, 2016, which was filed with the SEC on Schedule 14A on April 12, 2016